                   ------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                          June 17, 2003 (June 17, 2003)

                                    --------

                                DOUBLECLICK INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)



                  000-23709                           13-3870996
          (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER IDENTIFICATION NO.)


                              450 WEST 33RD STREET
                            NEW YORK, NEW YORK 10001
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (212) 683-0001
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      N.A.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                    -----------------------------------------


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Item 5. Other Events and Regulation FD Disclosure.

On June 17, 2003, DoubleClick Inc. issued a press release to announce that it intends to offer $135 million (plus an option for up to an additional $20.25 million) aggregate principal amount of Zero Coupon Convertible Subordinated Notes due 2023 (the "Notes"), to be offered pursuant to Rule 144A under the Securities Act of 1933, as amended, and Regulation S thereunder. Other information relating to the Notes is contained in the press release, a copy of which is attached as Exhibit 99.1 hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits
------------

99.1     Press Release dated June 17, 2003

99.2     Press Release dated June 17, 2003

Item 9. Regulation FD Disclosure.

On June 17, 2003, DoubleClick Inc. issued a press release to reaffirm its second quarter and full year earnings guidance. A copy of the press release is attached as Exhibit 99.2 hereto.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DOUBLECLICK INC.
                                      ----------------------------------------
                                      (Registrant)


                                      By:  /s/ Bruce Dalziel
                                           -----------------------------------
                                           Name:  Bruce Dalziel
                                           Title: Chief Financial Officer

Dated: June 17, 2003


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EXHIBIT                            EXHIBIT INDEX
-------                            -------------
99.1              Press Release dated June 17, 2003

99.2              Press Release dated June 17, 2003